Exhibit 10.22

STRICTLY PRIVATE & CONFIDENTIAL

January 31, 2013

Mark J. Byrne

Address on file with the Company

Re:	Board Position

Dear Mark,

In connection with your Employment Agreement with Univar Inc., a Delaware corporation (the “Company”), dated January 31, 2013 (the “Employment Agreement”), we understand that you have requested eventually to be designated as a member of the Company’s Board of Directors (the “Board”). Pursuant to Section 4.02 of the Third Amended and Restated Stockholders Agreement, dated June 27, 2012, by and among the Company, CD&R Univar Holdings, L.P., a Cayman Islands exempted limited partnership (“CD&R Investor”), Univar N.V., a limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (“Univar NV”), and each of the other parties thereto, as amended from time to time (the “Stockholders Agreement”), each of CD&R Investor and Univar NV has certain rights with respect to the composition of the Board. Capitalized terms used but not defined herein shall be as defined in the Stockholders Agreement.

In connection with your employment with the Company (or one if its affiliates), each of CD&R Investor and Univar NV agrees that it will take such actions as may be necessary or appropriate, within its power and authority under the Stockholders Agreement, to cause you to be Designated as a Director on or about January 1, 2015; provided that (a) you remain continuously employed pursuant to the terms of the Employment Agreement through December 31, 2014, and (b) at the time of Designation you are eligible and qualified and willing to serve as a director of the Company, assuming the Company were a company with equity securities registered under the Securities Exchange Act of 1934 and listed on the New York Stock Exchange. Notwithstanding anything herein to the contrary, and for the sake of clarity, neither Univar NV (or its Permitted Transferees) nor CD&R Investor (or its Permitted Transferees) shall be under any obligation hereunder to cause you to be Designated as a Director at any time after its respective ownership in the Company shall have been reduced to less than 10% of the outstanding Shares, thereby reducing the number of Directors that it may designate to one Director. Also for the sake of clarity, you shall have no obligation to serve as a director of the Company and may decline the opportunity to be Designated as a director and may resign from your service as a director at any time in your sole and absolute discretion.

The terms of this letter agreement shall be governed by and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof. Nothing herein shall in any way modify or otherwise amend any rights or obligations under the Employment Agreement. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

* * * * *

If you agree with the foregoing, please execute the enclosed counterpart of this letter and return the executed original counterpart to the undersigned.

Very truly yours,

UNIVAR N.V.

By:
Name:	Henk Schop
Title:	Director

CD&R UNIVAR HOLDINGS, L.P.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED As of the date first above written

Mark J Byrne

If you agree with the foregoing, please execute the enclosed counterpart of this letter and return the executed original counterpart to the undersigned.

Very truly yours,

UNIVAR N.V.

By:
Name:
Title:

CD&R UNIVAR HOLDINGS, L.P.

By:	Theresa A. Gore
Name:
Title:

ACKNOWLEDGED AND AGREED As of the date first above written

Mark J Byrne

If you agree with the foregoing, please execute the enclosed counterpart of this letter and return the executed original counterpart to the undersigned.

Very truly yours,

UNIVAR N.V.

By:
Name:
Title:

CD&R UNIVAR HOLDINGS, L.P.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED As of the date first above written

Mark J Byrne

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